SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-      SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis, unless otherwise stated.

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. The most significant assumptions are employed in estimates used in determining values of goodwill and identifiable intangible assets, revenue recognition, allowances for credit losses, inventory write-offs, warranty provision, tax assets and tax positions, legal contingencies, and stock-based compensation costs. Actual results could differ from those estimates.

b.	Financial statements in U.S. dollars:

The Company's revenues are generated mainly in NIS, U.S. dollars, EURO, Canadian dollars and Mexican Pesos. In addition, most of the Parent Company's costs are incurred in NIS. The Company's management believes that the NIS is the primary currency of the economic environment in which the Parent Company operates.

In accordance with ASC 830, the Company has determined its reporting currency to be the U. S. dollar.

The functional currency of the Parent Company is the NIS. The functional currency of the Parent Company's foreign subsidiaries is the local currency in which each subsidiary operates.

ASC 830, "Foreign Currency Matters" sets the standards for translating foreign currency financial statements of consolidated subsidiaries. The first step in the translation process is to identify the functional currency for each entity included in the financial statements. The accounts of each entity are then measured in its functional currency. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate.

After the measurement process is complete the financial statements are translated into the reporting currency, which is the U.S. dollar, using the current rate method. Equity accounts are translated using historical exchange rates. All other balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate for the year. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Parent Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

Changes in the Parent Company's ownership interest with no change of control are treated as equity transactions, rather than step acquisitions or dilution gains or losses.

Non-controlling interests in subsidiaries represent the equity in subsidiaries not attributable, directly or indirectly, to a parent. Non-controlling interests are presented in equity separately from the equity attributable to the equity holders of the Company. Profit or loss and components of other comprehensive income are attributed to the Company and to non-controlling interests. Losses are attributed to non-controlling interests even if they result in a negative balance of non-controlling interests in the consolidated statement of financial position. When the purchase price of a non-controlling interest exceeds the book value at the time of purchase, any excess or shortfall is recognized as an adjustment to additional paid-in capital.

Redeemable non-controlling interests are classified as temporary equity, separate from permanent equity, on the consolidated balance sheets and measured at each reporting period at the higher of their redemption amount or the non-controlling interest book value, in accordance with the requirements of ASC 810 “Consolidation” and ASC 480-10-S99-3A, “Distinguishing Liabilities from Equity”.

On December 31, 2020, the Company acquired the remaining 45% interest in ESC BAZ, increasing its ownership interest to 100% in consideration of $1,891 to the non-controlling interest shareholders (see also Note 2m).

The following table provides a reconciliation of the beginning and ending amount of the redeemable non-controlling interests for the years ended December 31, 2020 and 2019:

	December 31,
	2020	2019

Balance at the beginning of the year	$3,048	$1,755
Adjustment to the redemption value of redeemable non-controlling interests	158	576
Net income attributable to redeemable non-controlling interests	365	552
Foreign currency translation adjustments	255	165
Dividend to redeemable non-controlling interests	(1,935)	-
Purchase of redeemable non-controlling interests	(1,891)	-

	$-	$3,048

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.

e.	Short-term and long-term restricted cash and deposits:

Short-term restricted cash and deposits is primarily invested in certificates of deposit that are restricted to withdrawals or use up to one year. Such certificates of deposit are used primarily as collateral for performance and advance payment guarantees to customers.

Long-term restricted cash and deposits is primarily invested in certificates of deposit that are restricted to withdrawals or use for a period for more than one year. Such certificates of deposit are used primarily as collateral for performance guarantees to customers.

f.	Short-term and long-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months and less than one year and are presented at their cost.

A bank deposit with a maturity of more than one year is included in long-term bank deposits and presented at cost.

g.	Inventories:

Inventories are stated at the lower of cost or net realizable value. The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw materials, parts and supplies: using the "first-in, first-out" method.

Work in progress and finished products: on the basis of direct manufacturing costs with the addition of allocable indirect cost, representing allocable operating overhead expenses and manufacturing costs.

During the years ended December 31, 2020, 2019 and 2018, the Company recorded inventory write-offs in the amounts of $231, $258 and $118, respectively. Such write-offs were included in cost of revenues.

h.	Long-term trade receivables:

Long-term trade and other receivables with long term payment terms are recorded at their estimated present values.

i.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Buildings	3 - 4
Machinery and equipment	10 - 33 (mainly 10%)
Motor vehicles	15
Promotional displays	15 - 50
Office furniture and equipment	6 - 33
Leasehold improvements	By the shorter of the term of the lease or the useful life of the assets

j.	Intangible assets:

Intangible assets are comprised of patents, capitalized and acquired technology, customer relations and backlog.

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method, at the following weighted average annual rates:

%

Patents	10
Technology	12.5 - 26.7
Customer relationships	10.3 - 36.4
Backlog	50 - 100

During the years ended December 31, 2020, 2019 and 2018, the Company did not record any impairment charges relating to its intangible assets.

k.	Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets and intangible assets that are subject to amortization, are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. During the years ended December 2020, 2019 and 2018, the Company did not record any impairment charges attributable to long-lived assets.

l.	Goodwill:

The Company follows ASC 350, "Intangibles - Goodwill and Other."

ASC 350 requires goodwill to be tested for impairment, at the reporting unit level.

ASC 350 allows an entity to first assess qualitative factors to determine whether it is necessary to perform the quantitative goodwill impairment test. If the qualitative assessment does not result in a more likely than not indication of impairment, no further impairment testing is required. If it does result in a more likely than not indication of impairment, the quantitative impairment test is performed. Alternatively, ASC 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the first step of the goodwill impairment test. The Company elects to perform an annual impairment test of goodwill as of December 31 of each year, or more frequently if impairment indicators are present.

In January 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-04, “Intangibles—Goodwill and Other (Topic 350): - Simplifying the Test for Goodwill Impairment”, which eliminates the requirement to calculate the implied fair value of goodwill (i.e., Step 2 of the goodwill impairment test) for the purpose of measuring a goodwill impairment charge. Instead, an impairment charge will be recognized based on the excess of a reporting unit’s carrying amount over its fair value. The standard will be applied prospectively and is effective for annual and interim impairment tests performed in periods beginning after December 15, 2019, for public entities. Early adoption is permitted for annual and interim goodwill impairment testing dates after January 1, 2017. The Company early adopted the new guidance on January 1, 2018 (refer also to Note 8).

m.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805, "Business Combinations". ASC No. 805 requires recognition of assets acquired, liabilities assumed, and any non-controlling interest at the acquisition date, measured at their fair values as of that date. Any excess of the fair value of net assets acquired over purchase price and any subsequent changes in estimated contingencies are to be recorded in consolidated statements of operations.

Acquisition related costs are expensed in the statement of operations in the period incurred.

Acquisition of non-controlling interests in ESC BAZ:

On December 31, 2020, the Company acquired the remaining 45% interest in ESC BAZ, increasing its ownership interest to 100% in consideration of $1,891 to the non-controlling interest shareholders.

n.	Revenue recognition:

The Company generates its revenues mainly from: (1) installation of comprehensive security systems for which revenues are generated from long-term fixed price contracts; (2) sales of security products; (3) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts; and (4) software license fees and related services.

Revenues from the Company's contracts are recognized using the five-step model in ASC 606 - "Revenue from Contracts with Customers" ("ASC 606"). At first, the Company determines if an agreement with a customer is considered to be a contract to the extent it has a commercial substance, it is approved in writing by both parties, all rights and obligations including payment terms are identifiable, the agreement between the parties creates enforceable rights and obligations, and collectability in exchange for goods and services that will be transferred to the customer is considered as probable. The Company then assesses the transaction price for a contract in order to determine the consideration the Company expects to receive for satisfying the performance obligations called for in the contract.

To the extent, the transaction price includes variable consideration (e.g., contract penalties, unpriced change orders or like measures), the Company usually estimates the most likely amount that should be included in the transaction price subject to constraints based on the specific facts and circumstances.

At the inception of a contract, the Company also evaluates and determines if a contract should be separated into more than one performance obligation. The Company's installation of comprehensive security systems contracts usually includes one-performance obligations due to a significant customization for each customer's specific needs and integrated system or solution.

For most of the Company's comprehensive security systems installation contracts, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over performance time because of continuous transfer of control to the customer. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort and the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged, the manner, and the terms of settlement, including in cases of termination for convenience. Project costs include materials purchased to produce the system, related labor, overhead expenses and subcontractor's costs. The performance costs are measured by monitoring costs and efforts devoted using records of actual costs incurred to date in the project compared to the total estimated project requirements, which corresponds to the costs related to earned revenues. The Company estimates the profit on a contract as the difference between the total estimated transaction price and the total expected performance costs of the contract and recognizes revenue and costs over the life of the contract. Estimated gross profit or loss from long-term contracts may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

For contracts that are deemed to be loss contracts, the Company establishes forward loss reserves for total estimated costs that are in excess of total estimated consideration under a contract in the period in which they become probable.

Fees are payable upon completion of agreed upon milestones and subject to customer acceptance. Amounts of revenues recognized in advance of contractual billing are recorded as unbilled accounts receivable. In most instances, the period between the advanced recognition of revenues and the customers' billing generally ranges between one to six months.

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and include mainly revenues from the sales of security products and software license fees without significant installation work. The Company generally does not provide a right of return to its customers. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products. Shipping and handling costs are not considered performance obligations and are included in cost of sales as incurred.

In some sales arrangements, the Company fulfills its obligations and bills the customer for the work performed but does not ship the goods until a later date. These arrangements, called “bill-and-hold” are usually designed this way at the request of the customer. The Company recognizes revenue for bill and hold arrangements once the customer obtained control of a product (usually after inspection and acceptance by the customer) and all of the following criteria are met:

1. The reason for the bill-and-hold arrangement are substantive.
2. The product is identified separately as belonging to the customer.
3. The product currently is ready for physical transfer to the customer.
4. The entity cannot have the ability to use the product or to direct it to another customer.

If the Company recognizes revenue for the sale of a product on a bill-and-hold basis, the Company considers whether it has remaining performance obligations (such as for custodial services) to which the Company allocates a portion of the transaction price.

Services and maintenance are performed under either fixed-price or time-and-materials based contracts. Under fixed-price contracts, the Company agrees to perform certain work for a fixed price. Under time-and-materials contracts, the Company is reimbursed for labor hours at negotiated hourly billing rates and for materials. The Company's service contracts include contracts in which the customer simultaneously receives and consumes the benefits provided as the performance obligations are satisfied, accordingly, related revenues are recognized, as those services are performed or over the term of the related agreements.

Maintenance and support agreements provide customers with rights to unspecified software product updates, if and when available. These services grant the customers online and telephone access to technical support personnel during the term of the service. The Company recognizes maintenance and support services revenues ratably over the term of the agreement, usually one year.

The Company generates revenues from the sales of its software products user licenses as well as from maintenance, support, consulting and training services.

As required by ASC 606, following the determination of the performance obligations in the contract, the Company allocates the total transaction price to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised license fees or services underlying each performance obligation. Standalone selling price is the price at which the Company would sell a promised license or service separately to a customer.

The Company capitalizes sales commission as costs of obtaining a contract when they are incremental and if they are expected to be recovered. Amortization of sales commission expense is included in selling and marketing expenses in the accompanying consolidated statements of income. For costs that the Company would have capitalized and amortized over one year or less, the Company has elected to apply the practical expedient and expense these contract costs as incurred.

Remaining performance obligations:

Remaining performance obligations represent the future revenues expected to be recognized on firm orders received by the Company and are equivalent to the Company’s remaining performance obligations at the end of each period for a remaining period of more than a year. The Company's remaining performance obligations as of December 31, 2020 was $42.6 million, out of which the Company expects to recognize approximately 41% as revenue in 2021, with the remainder to be recognized thereafter.

Unbilled accounts receivables:

Unbilled accounts receivables increased by $2.9 million compared to the beginning balance of $8.9 million as of January 1, 2020. The increase was primarily due to $8 million of recognized revenues in advance of contractual billing during the year and $0.6 million of exchange rate impact. This was offset by a decrease of $5.7 million as a result of billings. The above resulted in an ending balance of $11.8 million as of December 31, 2020.

Customer advances and deferred revenues:

Customer advances and deferred revenues decreased by $1 million compared to the beginning balance of $9.9 million as of January 1, 2020. The decrease was primarily as a result of $7.5 million of recognized revenues from customer advances and deferred revenues. This was offset by $6.2 million of new unearned amounts under project contracts, as well as $0.3 million of exchange rate impact. The above resulted in an ending balance of $8.9 million as of December 31, 2020.

o.	Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period. The Company accounts for forfeitures as they occur.

During the years ended December 31, 2020, 2019 and 2018, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $231, $392 and $158, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. The expected term of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding.

The following assumptions were used in the Binomial option pricing model for the years ended December 31, 2020, 2019 and 2018:

	2020	2019	2018

Dividend yield	0%	0%	0
Expected volatility	33.56%-36.45%	33.76%-38.31%	37.11%-43.98%
Risk-free interest	0.32%-1.51%	1.42%-2.68%	2.5%-2.86%
Contractual term	5-7 years	5-7 years	5-7 years
Forfeiture rate	10%	10%-12%	10%
Suboptimal exercise multiple	1.29	1.32	1.32-1.33

p.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred. ASC 985, "Software", requires capitalization of certain software development costs subsequent to the establishment of technological feasibility. Based on the Company's product development process, technological feasibility is established upon completion of a working model. Costs incurred by the Company between completion of the working models and the point at which the products are ready for general release are capitalized. Capitalized technology is included in intangible assets on the balance sheet and is amortized on a straight-line basis over its estimated useful life, which is generally five years. Amortization expenses are recognized under cost of revenues. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets.

q.	Warranty costs:

The Company provides various warranty periods up to 24 months at no extra charge. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized in accordance with ASC 450, "Contingencies." Factors that affect the Company's warranty liability include the number of units, historical and anticipated rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table provides the detail of the change in the Company's warranty accrual, which is a component of other accrued liabilities in the consolidated balance sheets for the years ended December 31, 2020 and 2019:

	December 31,
	2020	2019

Warranty provision, beginning of year	$1,571	$1,360
Charged to costs and expenses relating to new sales	415	374
Costs of warranties granted	(615)	(278)
Foreign currency translation adjustments	129	115

Warranty provision, end of year	$1,500	$1,571

r.	Net earnings per share:

Basic net earnings per share are computed based on the weighted average number of Ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share."

Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive. The total weighted average number of the Company's ordinary shares related to the outstanding options excluded from the calculations of diluted earnings per share was 789,440 shares, 684,887 shares and 400,000 shares for the years ended December 31, 2020, 2019 and 2018, respectively.

s.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term bank deposits, trade receivables, unbilled accounts receivable, long-term trade receivables and long-term loans.

Of the Company's cash and cash equivalents and restricted cash and deposits as of December 31, 2020, $16,943 was invested in major Israeli and U.S. banks, and approximately $10,415 was invested in other banks, mainly with the Royal Bank of Canada, Deutsche Bank, Natwest Bank, CaixaBank and BBVA Bancomer. Cash and cash equivalents in the U.S. may be in excess of insured limits and are not insured in other jurisdictions. Generally, these deposits may be redeemed upon demand and therefore, bear low risk.

The short-term and long-term trade receivables of the Company, as well as the unbilled accounts receivable, are primarily derived from sales to large and solid organizations and governmental authorities located mainly in Israel, the U.S., Canada, Mexico and Europe.

The Company performs ongoing credit evaluations of its customers. An allowance for credit losses is recognized with respect to those amounts that the Company has determined to be doubtful of collection. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

Changes in the Company's allowance for credit losses related to accounts receivables during the three years ended December 31, 2020, 2019 and 2018 are as follows:

	Year ended December 31,
	2020	2019	2018

Balance at the beginning of the year	$2,119	$2,751	$1,557
Credit losses expenses during the year	378	141	1,453
Customer write-offs/collections during the year, net	(416)	(790)	(204)
Exchange rate	36	17	(55)

	$2,117	$2,119	$2,751

As of December 31, 2020, the Company has no significant off-balance sheet concentrations of credit risk, such as foreign exchange contracts or foreign hedging arrangements.

t.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

In the years ended December 31, 2020, 2019 and 2018, the Company recorded tax expenses in connection with uncertainties in income taxes of $456, $654 and $717, respectively.

The Company includes interest related to tax issues as part of income tax expense in its consolidated financial statements.

u.	Severance pay:

The Company's liability for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for its employees in Israel is fully provided by monthly deposits with insurance policies and by an accrual. The value of these policies is recorded as an asset in the Company's balance sheet.

The deposited funds include profits accumulated up to balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel's Severance Pay Law or labor agreements. The value of the deposited funds is based on the cash surrender value of these policies and includes immaterial profits.

On December 31, 2007, the then Chairman of the Company's Board of Directors, retired from his position. His retirement agreement included certain perquisites from the Company for the rest of his life. As of December 31, 2020, the actuarial value of these perquisites is estimated at approximately $644. This provision was included as part of accrued severance pay.

Severance expenses for the years ended December 31, 2020, 2019 and 2018 amounted to approximately $652, $846 and $804, respectively.

The Company has entered into an agreement with some of its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with the said Section 14, mandating that upon termination of such employees' employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

v.	Fair value of financial instruments:

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

(i)
The carrying amounts of cash and cash equivalents, short-term bank deposits, long-term bank deposits, trade receivables, unbilled accounts receivable, short-term bank credit and trade payables approximate their fair value due to the short-term maturity of such instruments.

(ii)
The carrying amount of the Company's long-term trade receivables approximate their fair value. The fair value was estimated using discounted cash flows analysis, based on the Company's investment rates for similar type of investment arrangements.

(iii)
The carrying amounts of the Company's long-term debt are estimated by discounting the future cash flows using current interest rates for loans of similar terms and maturities. As of December 31, 2020, there was no material difference in the fair value of the Company's long-term borrowing compared to their carrying amount.

w.	Advertising expenses:

Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2020, 2019 and 2018 were $88, $224 and $151, respectively.

x.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.

Level 3	-	Unobservable inputs which are supported by little or no market activity.

As of December 31, 2020, 2019 and 2018, the Company did not have any derivative instruments, measured at fair value on a recurring or nonrecurring basis.

y.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

The total accumulated other comprehensive income (loss), net was comprised as follows:

	Year ended December 31,
	2020	2019	2018

Foreign currency translation adjustments	$34	$(627)	$(1,827)

Total accumulated other comprehensive income (loss)	$34	$(627)	$(1,827)

z.	Non-controlling interest:

In 2018, the Company established a Company in Kenya, which is 51% owned by the Company and 49% owned by a local partner. The non-controlling interest relating to the subsidiary was not material in 2020.

aa.	Leases:

In accordance with ASU No. 2016-02, Leases (ASC 842) the Company determines if an arrangement is a lease and the classification of that lease at inception based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether the Company obtains the right to substantially all the economic benefits from the use of the asset throughout the period, and (3) whether the Company has a right to direct the use of the asset. The Company elected to not recognize a lease liability and a right-of-use (“ROU”) asset for leases with a term of twelve months or less.

ROU assets and lease liabilities are recognized at commencement date based on the present value of remaining lease payments over the lease term. ROU assets are initially measured at amounts, which represents the discounted present value of the lease payments over the lease, plus any initial direct costs incurred. The lease liability is initially measured based on the discounted present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. The implicit rate within the operating leases is generally not determinable, therefore the Company uses the Incremental Borrowing Rate (“IBR”) based on the information available at commencement date in determining the present value of lease payments. The Company’s IBR is estimated to approximate the interest rate for collateralized borrowing with similar terms and payments and in economic environments where the leased asset is located.

Certain leases include options to extend or terminate the lease. An option to extend the lease is considered in connection with determining the ROU asset and lease liability when it is reasonably certain that the Company will exercise that option. An option to terminate is considered unless it is reasonably certain that the Company will not exercise the option.

bb.	Reclassification:

Certain amounts in the notes to prior years consolidated financial statements have been reclassified to conform with current year presentation. The reclassification had no effect on previously reported consolidated balance sheets, consolidated statements of operations and comprehensive income (loss) and consolidated statements of cash flows.

cc.	Impact of recently issued and adopted accounting standards:

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments which requires the measurement and recognition of expected credit losses for financial assets held at amortized cost. ASU 2016-13 replaces the existing incurred loss impairment model with an expected loss methodology, which will result in more timely recognition of credit losses. This guidance is effective for annual reporting periods, and interim periods within those years, beginning after December 15, 2019. The Company adopted this standard effective January 1, 2020. The adoption of these standards did not have a significant impact on the Company’s consolidated financial statements.

dd.	New accounting pronouncements not yet effective:

In December 2019, the FASB issued ASU 2019-12, Simplifying the Accounting for Income Taxes. ASU 2019-12 eliminates certain exceptions related to the approach for intra-period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. It also clarifies and simplifies other aspects of the accounting for income taxes. This guidance is effective for public business entities for fiscal years beginning after December 15, 2020, and interim periods within those fiscal years. Early adoption is permitted, including in interim periods. The Company are currently evaluating the impact of this ASU on our consolidated financial statements.

In October 2020, the FASB issued ASU 2020-10, Codification Improvements. This guidance improves consistency of disclosure guidance for various topics. This guidance is effective for fiscal years beginning after December 15, 2020, including interim periods within those fiscal years, and early adoption is permitted. The Company does not expect the adoption of this standard to have a material impact on its consolidated financial statements.